UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2015

GREAT WESTERN BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36688	47-1308512
(Commission File Number)	(IRS Employer Identification No.)

100 North Phillips Avenue
Sioux Falls, South Dakota	57104
(Address of Principal Executive Offices)	(Zip Code)

(605) 334-2548
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Great Western Bancorp, Inc. (the "Company") is providing an updated business outlook prior to its participation in previously announced investor conferences.

A copy of the presentation slides that will be used for meetings with institutional investors, and which references the Company's updated business outlook, and a press release issued by the Company on March 9, 2015 regarding the Company’s updated business outlook are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Form 8-K and are incorporated herein by this reference. The information in Exhibit 99.1 and Exhibit 99.2 may contain forward-looking statements, including guidance, involving significant risks and uncertainties, which will be identified by words such as "believe," "expect," "anticipate," "intend," "estimate," "should," "is likely," "will," "going forward" and other expressions that indicate future events and trends and may be followed by or reference cautionary statements. A number of factors could cause actual results to differ materially from those in the forward-looking information. These factors are outlined in more detail in our most current 10-Q and 10-K filings. The Company disclaims any obligation to update any of the forward-looking statements that are made from time to time to reflect future events or developments or changes in expectations.

A copy of the presentation will also be available in the Investor Relations section of the Company’s website, www.GreatWesternBank.com. Additionally, Ken Karels, President and CEO of the Company, will be participating in a bank panel titled, "Chasing Prudent Growth in the Face of Fading Commodity Prices" at the 2015 RBC Financial Institutions Conference on Tuesday, March 10 at 2:45 p.m. Eastern in New York City. Interested investors may listen to the live audio only webcast by accessing the URL at the same website at least fifteen minutes before the event to download and install any necessary audio software. For those unable to attend the live broadcast, a replay of the webcast will be available on the same site for 90 days. There is no charge to access this event.

In accordance with general instruction B.2 of Form 8-K, all information provided in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Slide presentation for meetings with institutional investors at investor conferences beginning March 9, 2015.

99.2	Press release of the registrant dated March 9, 2015, containing updated business outlook for the quarter ending March 9, 2015.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

GREAT WESTERN BANCORP, INC.

Date: March 9, 2015	By: /s/ Peter Chapman
Name: Peter Chapman
Title: Chief Financial Officer and Executive Vice President